UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 29, 2007

Natus Medical Incorporated

(Exact name of registrant as specified in its charter)

000-33001

(Commission File Number)

Delaware	77-0154833
(State or other jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

1501 Industrial Road

San Carlos, CA 94070

(Address of principal executive offices)

650-802-0400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On December 3, 2007, Natus Medical Incorporated (the “Company”) filed a Current Report on Form 8-K to report that it had completed the acquisition of Excel-Tech Ltd. (“Xltek”), based in Oakville, Ontario, Canada, pursuant to an Arrangement Agreement dated as of October 9, 2007 by and among the Company, Xltek and 4437713 Canada, Inc., a wholly-owned subsidiary of the Company. The Merger closed and became effective on November 29, 2007. This Form 8-K/A is being filed to provide the financial statements described under Item 9.01 below. These financial statements are filed as Exhibits 99.1, 99.2, and 99.3 to this Form 8-K/A.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Business Acquired

The required financial statements of Excel-Tech Ltd. as of January 31, 2007 and 2006, and for the years ended January 31, 2007, 2006 and 2005 are attached hereto as Exhibit 99.1 and are incorporated in their entirety herein by reference.

The required financial statements of Excel-Tech Ltd. as of July 31, 2007 and January 31, 2007, and for the six months ended July 31, 2007 and 2006 are attached hereto as Exhibit 99.2 and are incorporated in their entirety herein by reference.

(b) Pro Forma Financial Information

The required pro forma financial information as of and for the nine months ended September 30, 2007, and for the twelve months ended December 31, 2006 is attached hereto as Exhibit 99.3 and is incorporated in its entirety herein by reference.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm, with respect to Excel-Tech Ltd.
99.1	Audited Financial Statements of Excel-Tech Ltd. as of January 31, 2007 and 2006, and for the years ended January 31, 2007, 2006 and 2005
99.2	Unaudited Financial Statements of Excel-Tech Ltd. as of July 31, 2007 and January 31, 2007, and for the six months ended July 31, 2007 and 2006
99.3	Unaudited pro forma financial information as of and for the nine months ended September 30, 2007 and for the twelve months ended December 31, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATUS MEDICAL INCORPORATED
(Registrant)

Dated: February 12, 2008	By:	/s/ Steven J. Murphy
Steven J. Murphy
Vice President Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm, with respect to Excel-Tech Ltd.
99.1	Audited Financial Statements of Excel-Tech Ltd. as of January 31, 2007 and 2006, and for the years ended January 31, 2007, 2006 and 2005
99.2	Unaudited Financial Statements of Excel-Tech Ltd. as of July 31, 2007 and January 31, 2007, and for the six months ended July 31, 2007 and 2006
99.3	Unaudited pro forma financial information as of and for the nine months ended September 30, 2007 and for the twelve months ended December 31, 2006